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                                                                EXHIBIT 10.20.3


                    SECOND AMENDMENT TO OPERATIVE AGREEMENTS


     THIS SECOND AMENDMENT TO OPERATIVE AGREEMENTS dated as of October 11, 1996 (the "Second Amendment") is among CAPITAL ONE BANK, a Virginia banking corporation (the "Lessee" or the "Construction Agent", as appropriate), FIRST SECURITY BANK, NATIONAL ASSOCIATION (f/k/a First Security Bank of Utah, N.A.), a national banking association, not individually but solely as Owner Trustee under the COB Real Estate Trust 1995-1 (the "Owner Trustee", the "Borrower" or the "Lessor", as appropriate), NATIONSBANK OF TEXAS, N.A., a national banking association, as a Lender (in such capacity, the "Lender"), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the "Agent") and NATIONSBANK OF TEXAS, N.A., a national banking association, as Holder of the Certificates issued with respect to the COB Real Estate Trust 1995-1 (in such capacity, the "Holder") and is a second amendment to: (a) that certain Participation Agreement dated as of January 5, 1996 (as amended by that certain First Amendment to Operative Agreements dated as of June 21, 1996 (the "First Amendment"), the "Participation Agreement") among the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lender and the Holder; (b) that certain Lease Agreement (Tax Retention Operating Lease) dated as of January 5, 1996 (as amended by the First Amendment, the "Lease") between the Lessor and the Lessee; and (c) that certain Credit Agreement dated as of January 5, 1996 (as amended by the First Amendment, the "Credit Agreement") among the Borrower, the Lender and the Agent.


                              W I T N E S S E T H:

     WHEREAS, the Lessee has requested that certain amendments and modifications be made to the Participation Agreement and the Lease; and

     WHEREAS, the Lessor, the Lender, the Agent and the Holder have agreed to the modifications requested by the Lessee.

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A. Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

     B. The Participation Agreement is amended in the following respects:

          1. The terms set forth below and defined in Appendix A to the Participation Agreement shall be added to or amended to read as follows:


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          "Incorporated Events of Default" shall have the meaning given to such term in Section 28.2 of the Lease.

          "Overdue Rate" shall mean (i) with respect to Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement, (ii) with respect to Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the applicable rate specified in the Trust Agreement, and (iii) with respect to any other amount, the amount referred to in clause (y) of Section 2.8(b) of the Credit Agreement.

          2. A parenthesis is inserted in Section 5.4(a) after the term "Incorporated Representations and Warranties."

          3. The parenthetical in Section 11.1(a) referring to Section 5.7 is hereby deleted.

     C. The Lease is amended in the following respects:

          1. The word "insurers" in the third sentence of Section 14.1 of the Lease is amended to refer to "insureds."

          2. Section 17.1(m) of the Lease is deleted in its entirety and replaced with the following:

          "(m) An Incorporated Event of Default shall have occurred and be continuing;"

          3. Article XXVIII is amended by adding the following as Section 28.2:

          "28.2 Incorporation of Events of Default. Reference is made to the events of default set forth in Section 9 of the Capital One Credit Agreement (hereinafter referred to as the "Incorporated Events of Default"). The Lessee agrees with the Lessor that the Incorporated Events of Default (and all other relevant provisions of the Capital One Credit Agreement related thereto, including specifically without limitation the defined terms contained in Section 1 thereof which are used in the Incorporated Events of Default) are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of the Lessor, without giving effect to any waiver, amendment, modification or replacement of the Capital One Credit Agreement or any term or provision of the Incorporated Events of Default occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the Capital One Credit Agreement or an amendment or modification is executed with respect to the Capital One Credit

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     Agreement, and such waiver, amendment and/or modification affects the
     Incorporated Events of Defaults, then such waiver, amendment or modification shall be effective with respect to the Incorporated Events of Default as incorporated by reference into this Lease only if consented to in writing by the Majority Lenders. In the event of any replacement of the Capital One Credit Agreement with a New Facility, the events of default contained in the New Facility which correspond to the events of default contained in Section 9 of the Capital One Credit Agreement shall become the Incorporated Events of Default hereunder only if consented to in writing by the Lessor and the Majority Lenders and, if such consent is not granted or if the Capital One Credit Agreement is terminated and not replaced, then the events of default contained in Section 9 of the Capital One Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph) shall continue to be the Incorporated Events of Default hereunder."

     D. The Credit Agreement is amended in the following respects:

          1. The reference to "10:00 a.m. Dallas, Texas time" in subsection 2.3(a)(ii) is amended to refer to "12:00 Noon, Dallas, Texas time."

          2. The parenthesis following the term "Lease" in Section 2.11 is deleted.

          3. The first paragraph of Section 9.1 is amended by deleting the following proviso from the end of the third sentence:

          "provided, however, that so long as the Administrative Agent has no actual knowledge of the existence of an Event of Default the Administrative Agent may grant waivers and/or consents with respect to the terms and requirements of the Participation Agreement without the prior consent of the Lenders (as such authority of the Administrative Agent is more specifically described in Section 7.1 hereof)"

     E. Each of the parties hereto hereby represent and warrant that as of the date hereof (i) the representations and warranties of such party contained in
Section 7 and Section 8 of the Participation Agreement are true and correct in all material respects and (ii) no Default or Event of Default currently exists and is continuing with respect to any such party.

     F. The effectiveness of this Second Amendment is contingent upon the receipt by the Agent of the following items, each in form and substance satisfactory to the Agent: (i) this Second Amendment duly executed by the parties hereto and (ii) such other certificates, resolutions and opinions as deemed necessary or advisable by the Agent.

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     G. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

     H. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

     I. This Second Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.


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     IN WITNESS WHEREOF, each of the parties hereto has caused this Second
Amendment to be duly executed and delivered as of the date first above written.


                                       CAPITAL ONE BANK,
                                       as Construction Agent and as Lessee

                                       By:    /s/ MURRAY P. ABRAMS
                                           ------------------------------
                                       Name:  MURRAY P. ABRAMS
                                             -----------------------------
                                       Title:  ASSISTANT TREASURER
                                              ----------------------------

                                       FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION (f/k/a First Security Bank
                                       of Utah, N.A.), not individually, except as expressly stated herein, but solely as Owner Trustee under the COB Real Estate Trust 1995-1

                                       By:     /s/ VAL T. ORTON
                                           --------------------------------
                                       Name:       VAL T. ORTON
                                             ------------------------------
                                       Title:      VICE PRESIDENT
                                               ----------------------------

                                       NATIONSBANK OF TEXAS, N.A.,
                                       as Holder, as a Lender and as
                                       Administrative Agent

                                       By:    /s/ PATRICK K. DOYLE
                                           ---------------------------------
                                       Name:      PATRICK K. DOYLE
                                              -------------------------------
                                       Title:   SENIOR VICE PRESIDENT
                                               ------------------------------